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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2000

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                         UNIVISION COMMUNICATIONS INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

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COMMISSION FILE NUMBER: 001-12223                  I.R.S. EMPLOYER IDENTIFICATION NUMBER: 95-4398884
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                      1999 AVENUE OF THE STARS, SUITE 3050
                            LOS ANGELES, CALIFORNIA

                    (Address of Principal Executive Offices)

                                     90067
                                   (Zip Code)

                              TEL: (310) 556-7676
              (Registrant's Telephone Number, Including Area Code)

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                 UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES

ITEM 2. ACQUISITION OF ASSETS

    On August 7, 2000, the Company converted its $120,000,000 convertible promissory note into an approximate 20% equity interest, on a fully diluted basis, in Entravision Communications Corporation ("Entravison"), which began trading on the New York Stock Exchange on August 2, 2000. Furthermore, on
August 7, 2000, in connection with Entravision's initial public offering, the Company invested an additional $100,000,000 to purchase approximately an additional 6% equity interest in Entravision on a fully diluted basis. The Company provided the funding for this transaction by borrowing $60,000,000 from its Revolving Credit Facility and with cash from operations of $40,000,000. Consequently, the Company has an investment in Entravision of $220,000,000 and an approximate 26% equity interest in Entravision on a fully diluted basis. Andrew W. Hobson, Executive Vice President of the Univision Network, and Michael
D. Wortsman, Co-President of Univision Television Group Inc., are members of the board of directors of Entravision.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                                       UNIVISION COMMUNICATIONS INC.
                                                       (Registrant)

                                                       By:  /s/ GEORGE W. BLANK
                                                            -----------------------------------------
                                                            George W. Blank
August 11, 2000                                             EXECUTIVE VICE PRESIDENT AND
Los Angeles, California                                     CHIEF FINANCIAL OFFICER
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